Exhibit 10.40

To:
Western Mesquite Mines, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Treasurer

Western Goldfields Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

Western Goldfields (USA) Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

E
14 August 2008

Amendment of Repayment Schedule and approval of new Development
Plan

US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007 and 14 August 2007) between Western Mesquite Mines, Inc. as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein) and the Hedging Banks (as defined therein) (the “Credit Agreement”)

1	We refer to the Credit Agreement. Terms and expressions defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined.

2	The Agent (acting on the instructions of the Majority Banks) hereby approves the alterations to the Development Plan proposed by the Borrower reflecting:

(a)	an amended leach curve; and
(b)	updated operating cost figures,

  in accordance with clause 11.1(c) of the Credit Agreement.

3	In addition, the Agent, the Banks and the Hedging Banks hereby propose that the Repayment Schedule in Schedule 6 of the Credit Agreement be deleted and replaced with the following (the “Amendment”):

Repayment Date	Repayment Instalment

31 December 2008	11.50%
30 June 2009	6.00%
31 December 2009	9.00%
30 June 2010	7.00%
31 December 2010	6.50%
30 June 2011	6.75%
31 December 2011	5.50%
30 June 2012	5.75%
31 December 2012	6.25%
30 June 2013	6.50%
31 December 2013	5.75%
30 June 2014	7.25%
31 December 2014	16.25%

4
The approval given in paragraph 2 above and the Amendment will not come into effect until the Agent notifies the Borrower that it has received all of the following documents in form and substance satisfactory to it (the “Effective Date”):

(a)	board minutes of the Borrower, Western Goldfields (USA) Inc. and the Guarantor approving and authorizing:

(i)   the proposed alterations to the Development Plan; and
(ii)  the Amendment;

(b)	a report from the Independent Technical Consultant on the alterations to the Development Plan; and

(c)	evidence that an amount representing US$9,700,000 of additional Equity has been deposited into the Proceeds Account since 1 April 2008 and applied against approved Operating Costs or Financing Costs.

5	By the acceptance of this letter you agree to the repetition of the Repeating Representations by yourselves by reference to the facts and circumstances existing on:

(a)	the date of this letter; and

(b)	the Effective Date.

6
Without prejudice to the rights of any Financing Party which have arisen on or before the date of this letter or the Effective Date, by the acceptance of this letter you confirm that, on and after the Effective Date:

(a)	the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect; and

(b)	the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

7	This letter is hereby designated as a Financing Document.

8	This letter shall be governed by and construed in accordance with English law.

9
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this letter (including a dispute regarding the existence, validity or termination of this letter).

10	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully
/s/ Serena Smulansky	/s/ John Barbour
Investec Bank (UK) Limited	Investec Bank (UK) Limited
(as Agent on behalf of the Banks and Hedging Banks)	(as Agent on behalf of the Banks and Hedging Banks)
Serena Smulansky	John Barbour
Authorised Signatory	Authorised Signatory

Accepted and agreed, on 14 August 2008

/s/Brian Penny
Western Mesquite Mines, Inc.

/s/Brian Penny
Western Goldfields Inc.

/s/Brian Penny
Western Goldfields (USA) Inc.